          As filed with the Securities and Exchange Commission on April 26, 2001

                                                       Registration No. 33-73520
                                                                        811-8250



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  __________

                                   FORM N-lA

            Registration Statement Under The Securities Act Of 1933     [X]
                       Pre-Effective Amendment No.__                    [_]
                       Post-Effective Amendment No. 9                   [X]

                                    and/or

       Registration Statement Under The Investment Company Act Of 1940  [X]

                               Amendment No. 10                         [X]

                       (Check appropriate box or boxes)

                     LEXINGTON EMERGING MARKETS FUND, INC.
                (Exact Name of Registrant Specified in Charter)

                         7337 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (800) 992-0180

             James M. Hennessy, Esq.                With Copies To:
           ING Pilgrim Investments, LLC          Jeffrey S. Puretz, Esq.
          7337 E. Doubletree Ranch Road                  Dechert
            Scottsdale, Arizona 85258             1775 Eye Street, N.W.
                                                 Washington, D.C. 20006
     (Name and Address of Agent for Service)

                                  __________

It is proposed that this filing will become effective (check appropriate box):


[_]   Immediately upon filing pursuant to paragraph (b)
[X]   on April 30, 2001, pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   on (date) pursuant to paragraph (a)(1)
[_]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_]   This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING [LOGO] PILGRIM                                Prospectus

--------------------------------------------------------------------------------

                                             May 1, 2001


                                                  Pilgrim Emerging
                                                  Markets Fund, Inc.

                                                  (formerly, Lexington Emerging
                                                  Markets Fund, Inc.)

                                                       The Fund is intended to
                                                  be the funding vehicle for
                                                  variable annuity contracts and
                                                  variable life insurance
                                                  policies to be offered by the
                                                  separate accounts of certain
                                                  life insurance companies
                                                  ("Participating Insurance
                                                  Companies").

                                                       Individual variable
                                                  annuity contract holders and
                                                  variable life insurance policy
                                                  holders are not "shareholders"
                                                  of the Fund. The Participating
                                                  Insurance Companies and their
                                                  separate accounts are the
                                                  shareholders or investors,
                                                  although such companies may
                                                  pass through voting rights to
                                                  their variable annuity
                                                  contract or variable life
                                                  insurance policy holders.
                                                  Shares of the Fund are not
                                                  offered directly to the
                                                  general public.

          ------------------------------------------------------
          This prospectus contains important information about investing in the Pilgrim Emerging Markets Fund, Inc. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, it is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
          ------------------------------------------------------

                             Table of Contents
--------------------------------------------------------------------------------


                                                                          Page
                                                                          ----
        Investment Objective.............................................   1

        Investment Strategy..............................................   1

        Principal Risks..................................................   1

        Bar Chart and Performance Table..................................   3

        Risks of Investing...............................................   4

        Interests of the Holders of Variable Insurance Contracts and
          Policies.......................................................   5

        Management of the Fund...........................................   5

        Investment Adviser...............................................   5

        Portfolio Managers...............................................   5

        How Fund Shares are Priced.......................................   6

        Dividends and Capital Gains Distributions........................   6

        How to Purchase and Redeem Shares................................   7

        Shareholder Servicing Agreements.................................   7

        Tax Matters......................................................   7

        Financial Highlights.............................................   8

                              Risk/Return Summary
-------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVE

  The Pilgrim Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies. The investment objective may not be changed without shareholder approval.

                              INVESTMENT STRATEGY

  The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

  The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

  In selecting securities located in emerging market countries, the Adviser uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

  In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

  The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

                                PRINCIPAL RISKS

  You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

  Price Volatility. The value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Adviser believes have the potential for rapid growth which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

  Market Trends. From time to time, the stock market may not favor the growth securities in which the Fund invests, or may not favor equities at all.

  Risks of Foreign Investing. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market counties are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

  Debt Securities. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could also lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

  Inability to Sell Securities. Securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

  Securities Lending. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

                        BAR CHART AND PERFORMANCE TABLE

  The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (3/30/94) through 12/31/00. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.


                 Average Annual Returns Through 12/31/00*

------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
------------------------------------------------------------------------------
              1994    1995    1996    1997     1998     1999     2000
              ----    ----    ----    ----     ----     ----     ----
              0.76%  -3.93%   7.46%  -11.81%  -27.95%  127.14% -40.44%
------------------------------------------------------------------------------
                    Average Annual Returns Through 12/31/00

Pilgrim Emerging
Markets Fund                       -40.44%          -1.53%           -1.61%

Morgan Stanley Capital
International Emerging             -30.61%          -4.17%           -3.60%
Markets Free Index/1/

Morgan Stanley Capital
International Europe,              -13.96%           7.43%            7.85%
Australia and Far East Index/2/
------------------------------------------------------------------------------
                                 1 Year         5 Year             Since
                                                                 Inception
                                                                 (03/30/94)
------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index") is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2) The Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East. This index may not be used in future prospectuses or reports because it reflects the performance of securities listed on exchanges in developed markets, and not the performance of securities listed on exchanges in developing nations.

------------------------------------------------------------------------------
 During the seven year period shown in the above graph chart, the Fund's highest quarterly return was up 81.19% for the fourth quarter in 1999 and the Fund's lowest quarterly return was down 27.08% for the third quarter in 1998. The Fund's year-to-date total return as of March 31, 2001 was down 11.66%.
------------------------------------------------------------------------------

  Prior to November 15, 2000, the Fund operated under a different investment strategy. ING Pilgrim Investments, LLC has been the Fund's investment adviser since July 26, 2000. The Fund's former adviser engaged a sub-adviser to manage the Fund until June 7, 2000. Fund performance figures in this bar chart do not reflect separate account fees charged by the insurance company, otherwise performance figures would be lower.

                              RISKS OF INVESTING

Risks of Investing in Mutual Funds

  The following risks are common to all mutual funds and, therefore, apply to the Fund:

  . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

  . Manager Risk. Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Investing in Foreign Securities

  The following risks apply to all mutual funds that invest in foreign securities.

  . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

  . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's net asset value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

  . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

  . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

  The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets. The risks associated with trading in such markets include:

  . limited product lines;

  . limited markets or financial or managerial resources;

  . their securities may be more susceptible to losses and risks of bankruptcy;

  . their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and

  . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Temporary Defensive Position

  When the Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure, and invest substantially in high-quality short-term investments. To the extent that the Fund invests extensively in these investments, it likely will not achieve long-term growth of capital.

     INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES

  The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

                            MANAGEMENT OF THE FUND

  The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently nine Directors (of whom seven are non-affiliated persons) who meet at least four times each year. The Statement of Additional Information contains additional information regarding the Directors and officers of the Fund.

Privacy Policy

  You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

                            INVESTMENT ADVISER

  ING Pilgrim Investments, LLC ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to the Fund. ING Pilgrim has overall responsibility for the management of the Fund. ING Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

  Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

  As of March 31, 2001, ING Pilgrim managed over $17.8 billion in assets.

  ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

  ING Pilgrim is paid an investment advisory fee at an annual rate of 0.85% of the average daily net assets of the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

                              PORTFOLIO MANAGERS

  Richard T. Saler has served as a member of the portfolio management team that manages the Fund since June 2000. Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President of ING Pilgrim, and held a similar position with Lexington Management Corporation ("Lexington") prior to that firm's recent acquisition by the parent company of ING Pilgrim. Mr. Saler has focused on international markets since joining Lexington in 1986.

  Philip A. Schwartz has served as a member of the portfolio management team that manages the Fund since June 2000. Mr. Schwartz has over 12 years of experience in international investments. He is a Senior Vice President at ING Pilgrim, and held the same position with Lexington prior to that firm's recent acquisition. Prior to joining Lexington in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu ("Cheuvreux") in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

  Jan Wim Derks has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Derks is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments,

Mr. Derks also serves as Director, Global Emerging Markets Equities at ING Investment Management ("IIM")--Europe. Prior to joining IIM--Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

  Eric Anderson has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Anderson, CFA, is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Anderson also serves as Senior Portfolio Manager, Global Emerging Markets Equities at IIM--Americas. Prior to joining IIM--Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

  Bratin Sanyal has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Sanyal is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Sanyal serves as Senior Portfolio Manager, Global Emerging Markets at IIM-- Europe. Mr. Sanyal has held several positions with IIM--Europe, most recently as an Asian equity fund manager. Prior to joining IIM--Europe in 1993, he was an Economist at the World Bank where he structured debt workouts for highly indebted countries.

                          HOW FUND SHARES ARE PRICED

  How and when we calculate the Fund's price or net asset value ("NAV") determines the price at which an insurance company will buy or sell shares. The NAV of the Fund is determined once daily as of 4:00 p.m., Eastern Standard Time, on each business day that the New York Stock Exchange ("NYSE") is open for trading. Per share NAV is calculated by dividing the value of the Fund's total net assets by the total number of its shares then outstanding.

  As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Fund's officers, and by the Adviser and the Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  The Fund may invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities-- and their prices--may fluctuate during periods when Fund shares cannot be bought, sold or exchanged.

  The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the NAV of Fund shares even without any change in the foreign currency denominated values of such securities.

  Because foreign securities markets may close before the Fund determines its NAV, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its NAV may not be reflected unless the Adviser, under supervision of the Board, determines that a particular event would materially affect its NAV.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

  . Distributions are not guaranteed.

  . The Board of Directors has discretion in determining the amount and frequency of any distributions.

  . All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' accounts.

                       HOW TO PURCHASE AND REDEEM SHARES

  With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at NAV next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the NYSE.

                       SHAREHOLDER SERVICING AGREEMENTS

  The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions ("Shareholder Servicing Agents") that provide administrative services for the Fund or that provide to contract holders and policy holders other services relating to the Fund. These services may include: sub-accounting services, answering inquiries of contract holders and policy holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policy holders regarding the Fund, and such other related services as the Fund or a contract holder or policy holder may request. The fees paid by the Fund for these services to use Shareholder Servicing Agents will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. ING Pilgrim, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

                                  TAX MATTERS

  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the separate accounts of the Participating Insurance Companies.

  Shares of the Fund must be purchased through variable life insurance policies (the "Policies") or variable annuity contracts (the "Contracts"). As a result, it is anticipated that any dividend or capital gains distribution from the Fund and any proceeds from the redemption of the shares of the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. Withdrawals from Policies or Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

  The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor also should review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

  THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                       Year ended December 31,
                              ------------------------------------------------
                              2000(/1/)   1999      1998      1997      1996
                              ---------  -------   -------   -------   -------
Net asset value, beginning
 of period..................   $ 12.81   $  5.67   $  8.91   $ 10.11   $  9.38
                               -------   -------   -------   -------   -------
Income (loss) from
 investment operations:
 Net investment income
  (loss)....................     (0.07)    (0.02)     0.06      0.03      0.02
 Net realized and unrealized
  gain (loss) on investments
  and foreign currencies....     (5.11)     7.20     (2.64)    (1.22)     0.71
                               -------   -------   -------   -------   -------
    Total income (loss) from
     investment operations..     (5.18)     7.18     (2.58)    (1.19)     0.73
                               -------   -------   -------   -------   -------
Less distributions:
 Dividends from net
  investment income.........        --     (0.04)    (0.04)    (0.01)       --
 Distributions from net
  realized gains............        --        --     (0.62)       --        --
                               -------   -------   -------   -------   -------
    Total distributions.....        --     (0.04)    (0.66)    (0.01)       --
                               -------   -------   -------   -------   -------
Net asset value, end of
 period.....................   $  7.63   $ 12.81   $  5.67   $  8.91   $ 10.11
                               =======   =======   =======   =======   =======
    Total return(/2/).......    (40.44)%  127.14 %  (27.95)%  (11.81)%    7.46 %

Net assets, end of period
 (000s omitted).............   $21,979   $38,803   $15,391   $24,052   $21,678
Ratio to average net assets:
 Expenses, before
  reimbursement.............      1.74 %    1.70 %    2.08 %    1.91 %    2.23 %
 Expenses, net of
  reimbursement.............      1.74 %    1.70 %    2.08 %    1.84 %    1.64 %
 Net investment income
  (loss)....................     (0.51)%   (0.25)%    0.84 %    0.26 %    0.20 %
Portfolio turnover rate.....       255 %  182.64 %  121.31 %  157.52 %   95.18 %

--------

(/1/)Effective July 26, 2000, ING Pilgrim Investments became the Investment
     Adviser of the Fund.

(/2/)Assumes dividends have been reinvested and does not reflect the effect of sales charges.

Where To Go For More Information


You'll find more information about the Fund in the:

Annual/Semi-Annual Reports

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

Pilgrim Emerging Markets Fund, Inc.                                     811-8250

                      PILGRIM EMERGING MARKETS FUND, INC.

            (formerly, Lexington Emerging Markets Fund, Inc.)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2001

  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the current prospectus of Pilgrim Emerging Markets Fund, Inc. (the "Fund"), dated May 1, 2001 and any revisions to the prospectus which might occur from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call the following number: 1-800-992-0180.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Fund........................................................   1

Investment Objective and Policies..........................................   1

Certain Investment Methods.................................................   1

Risk Considerations........................................................   2

Investment Restrictions....................................................   4

Management of the Fund.....................................................   6

Portfolio Transactions and Brokerage Commissions...........................  15

Capital Stock Structure....................................................  16

Tax Matters................................................................  17

Performance Calculation....................................................  18

Other Information..........................................................  19

Transfer Agent.............................................................  19

Custodian..................................................................  19

Counsel and Independent Auditors...........................................  19

Financial Statements.......................................................  19

                              HISTORY OF THE FUND

  Pilgrim Emerging Markets Fund, Inc. (the "Fund") is a diversified, open-end management investment company organized on December 27, 1993 as a corporation under the laws of the State of Maryland. The Fund was formerly called "Lexington Emerging Markets Fund, Inc." On April 30, 2001, the name of the Fund was changed to "Pilgrim Emerging Markets Fund, Inc."

                       INVESTMENT OBJECTIVE AND POLICIES

  For a full description of the Fund's investment objective and policies, see the prospectus under "Investment Objective and Policies."

                          CERTAIN INVESTMENT METHODS

Settlement Transactions

  When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

  To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis. In these transactions, the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

  Spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of those securities decline.

Portfolio Hedging

  Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between the foreign currencies and the United States dollar. When, in the opinion of ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or the "Investment Adviser"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability.

This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's Investment Adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments

  The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

Covered Call Options

  Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only call options on securities it owns or has the right to acquire. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Investment Adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

                              RISK CONSIDERATIONS

  Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

  The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

  The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Investment and Repatriation Restrictions

  Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds.

  In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Emerging Country and Emerging Market Securities Markets

  Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange ("NYSE"). Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the U.S. The customary settlement time for foreign securities may be longer than the five day customary settlement time for U.S. securities.

  Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

Emerging Market Debt Securities

  Emerging market debt securities or other debt securities in which the Fund may invest may consist of debt obligations rated below investment grade or non-rated securities comparable to below investment grade securities. Such lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. The investment in emerging market debt securities is not a principal investment strategy for the Fund.

Economic and Political Risks

  The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the U.S.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions:

  (1)  The Fund will not issue any senior security (as defined in the 1940
       Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

  (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and
       (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

  (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended ("1933 Act").

  (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

  (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
       (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

  (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

  (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries for the purposes of this restriction. This limitation, however, will not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

  (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present:
       Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Germany, Finland, France, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

  (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

  (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

  (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

  (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

  (5) The Fund will not invest for the purpose of exercising control over or management of any company.

  (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

  (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

  The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                            MANAGEMENT OF THE FUND

Investment Adviser, Distributor And Administrator

  The Investment Adviser for the Fund is ING Pilgrim Investments, LLC (the "Investment Adviser"). The Investment Adviser, subject to the authority of the Directors of the Fund, serves as Investment Adviser to the Fund and has overall responsibility for the management of the Fund's portfolio pursuant to an investment management agreement between the Investment Adviser and the Fund ("Investment Management Agreement"). The Fund's Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

  After an initial two year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares, provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  ING Pilgrim Investments is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC") and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. As of March 31, 2001, the Investment Adviser had assets under management of over $17.8 billion. ING Pilgrim Investments is a wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 65 countries, and has almost 100,000 employees. ING Group seeks to provide a full range of integrated financial services to private, corporate, institutional clients through a variety of distribution channels. ING Group's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

  The Investment Adviser bears the expense of providing its services. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to a percentage of the Fund's average daily net assets during the month. The annual investment management fee for the Fund is 0.85% of the average daily net assets of the Fund. Advisory fees paid by the Fund for the period from January 1, 2000 - July 26, 2000 to the Fund's former investment adviser were $219,548. See "Former Adviser and Sub-Adviser of the Fund" on page 8. Advisory fees paid by the Fund for the period July 26, 2000 - December 31, 2000 to the Investment Adviser were $98,740. The Investment Adviser has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets.

Sub-Advisory Agreements

  The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of the Fund's Board of Directors, may select and employ investment advisers to serve as a Sub-Adviser for the Fund ("Sub-Adviser"), and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory agreement (the "Sub-Advisory Agreement").

  A Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board of Directors, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

  The Fund does not have any current Sub-Advisers.

Distributor

  As of July 26, 2000, shares of the Fund are distributed by ING Pilgrim Securities, Inc. ("Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of any such party and must be approved either by votes of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. See the prospectus for information on how to purchase and sell shares of the Fund. The Distributor, like the Investment Adviser, is a wholly-owned indirect subsidiary of ING Group.

Administrator

  As of July 26, 2000, ING Pilgrim Group, LLC ("ING Pilgrim Group") serves as Administrator for the Fund, pursuant to an Administration Agreement. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to conduct properly the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreement, the Custodian for the Fund under the Custodian Agreement, the Transfer Agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser. For its services under the Administration Agreement, ING Pilgrim Group receives an annual fee equal to 0.10% of the Fund's average daily net assets.

  Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to the Fund and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Fund reimbursed LMC for its actual cost of providing such services, facilities and expenses.

Former Adviser and Sub-Adviser of the Fund

  LMC, P.O. Box 1515, Saddle Brook, New Jersey 07663 was the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 25, 1994 (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") was the distributor of Fund shares pursuant to a Distribution Agreement dated December 5, 1994 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994 and were last approved by the Board of Directors on November 29, 1999. LMC made recommendations to the Fund with respect to its investments and investment policies.

  For its investment management services to the Fund, under its Advisory Agreement, LMC received a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:

                                         Advisory                                Expense
             Period                        Fee                                Reimbursement
             ------                      --------                             -------------
       1/1/98 to 12/31/98                $158,794                                  $0
       1/1/99 to 12/31/99                $181,306                                  $0
       1/1/00 to  7/26/00                $219,548                                  $0

  LMC had agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC could have terminated this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses were not deemed to be expenses of the Fund for such reimbursement.

  LFD paid the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnished LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as was reasonably required for sales purposes.

  LMC had entered into a Sub-Advisory Agreement with Stratos Advisors, Inc. ("Stratos"). Stratos had provided the Fund with investment advice and assisted in the management of the Fund's investment program. Stratos specializes in managing assets in emerging markets. Any investment program undertaken by Stratos as well as any other activities undertaken by Stratos on behalf of the Fund was at all times subject to the directives of the Board of Directors of the Fund.

  Stratos had received, from LMC, monthly compensation equal to an annual rate of 35% of the management fee paid by the Fund, net of reimbursement and net of No Transaction Fee ("NTF") program fees not assumed by the Fund for the services and facilities furnished pursuant to its Sub-Advisory Agreement. As of June 7, 2000, LMC directly managed the Fund.

Directors and Officers of the Fund

Board of Directors

  The Fund is managed by its Directors ("Board of Directors"). The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Fund, or the Fund's investment adviser ING Pilgrim Investments, LLC ("ING Pilgrim Investments" or "Investment Adviser"). Unless otherwise noted, the mailing address of the Directors is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

  As of April 1, 2001, all Officers and Directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

  The Fund's Directors and executive officers, their ages, their principal occupations and former affiliations are set forth below:

                 Position(s)
                  With the
 Name, Age          Fund          Principal Occupation During Past 5 Years
 ---------       -----------      ----------------------------------------
 PAUL S. DOHERTY  DIRECTOR   President of Doherty, Wallace, Pillsbury and
 (Age 67)                    Murphy, P.C., Attorneys. Formerly a Director of
                             Tambrands, Inc. (1993-1998). Mr. Doherty is also a
                             Director or Trustee of each of the Pilgrim Funds.

 ALAN L. GOSULE   DIRECTOR   Partner of Clifford Chance Rogers & Wells, LLP,
 (Age 60)                    Attorneys (since 1991). Mr. Gosule is a Director
                             of F.L. Putnam Investment Management Co., Inc.,
                             Simpson Housing Limited Partnership, Home
                             Properties of New York, Inc. and Colonnade
                             Partners. Mr. Gosule is also a Director or Trustee
                             of each of the Pilgrim Funds.


                      Position(s)
                       With the
 Name, Age               Fund        Principal Occupation During Past 5 Years
 ---------            -----------    ----------------------------------------
 WALTER H. MAY         DIRECTOR   Retired. Mr. May was formerly Managing
 (Age 64)                         Director and Director of Marketing for Piper
                                  Jaffray, Inc., an investment
                                  banking/underwriting firm. Mr. May is also a
                                  Director or Trustee of each of the Pilgrim
                                  Funds.

 *THOMAS J. MCINERNEY  DIRECTOR   General Manager and Chief Executive Officer
 (Age 44)                         of ING U.S. Worksite Financial Services
                                  (since December 2000). Mr. McInerney was
                                  formerly President of Aetna Financial
                                  Services (August 1997-December 2000), head of
                                  National Accounts and Core Sales and
                                  Marketing for Aetna U.S. Healthcare (April
                                  1996-March 1997), head of Corporate
                                  Strategies for Aetna Inc. (July 1995-April
                                  1996), and held a variety of line and
                                  corporate staff positions since 1978.
                                  Mr. McInerney is a member of the Board
                                  National Commission on Retirement Policy, the
                                  Governor's Council on Economics
                                  Competitiveness and Technology of
                                  Connecticut, the Board of Directors of the
                                  Connecticut Business & Industry Association,
                                  the Board of Trustees of The Bushnell, the
                                  Board for The Connecticut Forum, and the
                                  Board of the MetroHartford Chamber of
                                  Commerce, and is Chairman of Concerned
                                  Citizens for Effective Government.
                                  Mr. McInerney is also a Director or Trustee
                                  of each of the Pilgrim Funds.

 JOCK PATTON           DIRECTOR   Private Investor. Director of Hypercom
 (Age 55)                         Corporation (since January 1999), and JDA
                                  Software Group, Inc. (since January 1999).
                                  Mr. Patton is also a Director of Buick of
                                  Scottsdale, Inc., National Airlines, Inc., BG
                                  Associates, Inc., BK Entertainment, Inc.,
                                  Arizona Rotorcraft, Inc. and Director and
                                  Chief Executive Officer of Rainbow Multimedia
                                  Group, Inc. Mr. Patton was formerly Director
                                  of Stuart Entertainment, Inc., Director of
                                  Artisoft, Inc. (August 1994-July 1998); and
                                  President and Co-owner of StockVal, Inc., a
                                  provider of securities analysis software and
                                  proprietary data (April 1993-June 1997). Mr.
                                  Patton is also a Director or Trustee of each
                                  of the Pilgrim Funds.

 DAVID W.C. PUTNAM     DIRECTOR   President and Director of F.L. Putnam
 (Age 61)                         Securities Company, Inc. and its affiliates
                                  (since 1978). Mr. Putnam is Director of
                                  Anchor Investment Trust, the Principled
                                  Equity Market Trust and Progressive Capital
                                  Accumulation Trust. Mr. Putnam was formerly
                                  Director of Trust Realty Corp. and Bow Ridge
                                  Mining Co. Mr. Putnam is also a Director or
                                  Trustee of each of the Pilgrim Funds.

 BLAINE E. RIEKE       DIRECTOR   General Partner of Huntington Partners, an
 (Age 67)                         investment partnership (1997-present).
                                  Mr. Rieke was formerly Chairman and Chief
                                  Executive Officer of Firstar Trust Company
                                  (1973-1996). Mr. Rieke is also a Director or
                                  Trustee of each of the Pilgrim Funds.

                       Position(s)
                        With the
Name, Age                 Fund          Principal Occupation During Past 5 Years
---------              -----------      ----------------------------------------
*JOHN G. TURNER         DIRECTOR   Trustee and Vice Chairman of ING Americas.
(Age 61)                           Mr. Turner was formerly Chairman and Chief
                                   Executive Officer of ReliaStar Financial Corp. and
                                   ReliaStar Life Insurance Co. (1993-2000), Chairman
                                   of ReliaStar United Services Life Insurance
                                   Company and ReliaStar Life Insurance Company of
                                   New York (1995-2000), Chairman of Northern Life
                                   Insurance Company (1992-2000), and Chairman and
                                   Director/Trustee of the Northstar affiliated
                                   investment companies (1993-2000). Mr. Turner was
                                   formerly Director of Northstar Investment
                                   Management Corporation and affiliates (1993-2000).
                                   Mr. Turner is also Chairman of each of the Pilgrim
                                   Funds.

RICHARD A. WEDEMEYER    DIRECTOR   Vice President of The Channel Corporation, an
(Age 65)                           importer of specialty alloy aluminum products
                                   (1996-present). Mr. Wedemeyer was formerly Vice
                                   President of Performance Advantage, Inc., a
                                   provider of training and consultation services
                                   (1992-1996), and Vice President, Operations and
                                   Administration, of Jim Henson Productions (1979-
                                   1997). Mr. Wedemeyer is a trustee of the First
                                   Choice Funds. Mr. Wedemeyer is a trustee of each
                                   of the ING Funds. Mr. Wedemeyer is also a Director
                                   or Trustee of each of the Pilgrim Funds.

  In addition, the following individuals serve as Advisory Board Members to the
Fund:

                       Position(s)
                        With the
Name, Age                 Fund          Principal Occupation During Past 5 Years
---------              -----------      ----------------------------------------
MARY A. BALDWIN, PH.D   ADVISORY   Realtor, Coldwell Banker Success Realty (formerly,
(Age 61)                BOARD      The Prudential Arizona Realty) for more than the
                        MEMBER     last five years. Ms. Baldwin is also President,
                                   United States Olympic Committee (since December
                                   2000), and was formerly Vice President (November
                                   1996-December 2000) and Treasurer (November 1992-
                                   November 1996), United States Olympic Committee.
                                   Ms. Baldwin is a member of the Advisory Board of
                                   each of the Pilgrim Funds.

S.M.S. CHADHA           ADVISORY   Trustee Chair, Dundee Mutual Funds (India chapter)
(Age 64)                BOARD      (since 1998); Member, Advisory Council, India
                        MEMBER     International Centre (since 1998); and Founder
                                   Member, India Forum, New Delhi, India (since
                                   1998). Mr. Chadha was formerly Secretary, Ministry
                                   of External Affairs, New Delhi (1992-1995); Dean,
                                   Foreign Service Institute, New Delhi (1992-1995);
                                   Director, Special Unit for Technical Cooperation
                                   among Developing Countries, United Nations
                                   Development Program, New York (1985-1991); Special
                                   Envoy of the Government of India; and Special
                                   Advisor, United Nations, New York. Mr. Chadha is
                                   an Advisory Board Member of the Fund.

                  Position(s)
                   With the
Name, Age            Fund          Principal Occupation During Past 5 Years
---------         -----------      ----------------------------------------
ANDREW M. MCCOSH   ADVISORY   Alvah Chapman Eminent Scholar in Management and
(Age 60)           BOARD      Ethics, Florida International University (since
                   MEMBER     June 2000), and Professor of the Organisation of
                              Industry and Commerce, Edinburgh University,
                              Scotland (since January 1985). Mr. McCosh is an
                              Advisory Board Member of the Fund.

Compensation Of Directors

  The Fund pays each Director who is not an interested person and Ms. Baldwin a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors serve in common as Directors/Trustees. The Fund pays Messrs. Chadha and McCosh a fee of $15,000 annually, plus reasonable travel expenses. Prior to July 26, 2000, the Fund had a different compensation structure in place.

  The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2000. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Investment Adviser. In the column headed "Total Compensation from Fund and Fund Complex," the number in parentheses indicates the total number of boards in the fund complex on which the Director served during that fiscal year.

------------------------------------------------------------------------------------
                                        Aggregate                 Total Compensation
                                    Compensation from             from Fund and Fund
   Name of Director                       Fund                         Complex
------------------------------------------------------------------------------------
  S.M.S. Chadha(1)                       $396.44                         $22,298
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Robert M. DeMichele(2)(3)              $     0                         $     0
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Beverly C. Duer(4)                     $307.54                         $17,298
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Barbara R. Evans(4)                    $209.76                         $11,798
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Richard M. Hisey(4)                    $     0                         $     0
------------------------------------------------------------------------------------
                                                                      (8 boards)
------------------------------------------------------------------------------------
  Jerard F. Maher(4)                     $343.10                         $19,298
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Andrew M. McCosh(1)                    $396.44                         $22,298
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Donald B. Miller(4)                    $359.78                         $20,236
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Francis Olmstead(3)                    $298.69                         $16,800
------------------------------------------------------------------------------------
                                                                           (N/A)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                        Aggregate                 Total Compensation
                                    Compensation from             from Fund and Fund
   Name of Director                       Fund                         Complex
------------------------------------------------------------------------------------
  John G. Preston(2)(4)                  $     0                         $     0
------------------------------------------------------------------------------------
                                                                     (15 boards)
------------------------------------------------------------------------------------
  Allen H. Stowe(4)                      $343.10                         $19,298
------------------------------------------------------------------------------------
                                                                      (8 boards)
------------------------------------------------------------------------------------
  Margaret W. Russell(3)                 $304.02                         $17,100
------------------------------------------------------------------------------------
                                                                           (N/A)
------------------------------------------------------------------------------------
  Philip C. Smith(3)                     $341.36                         $19,200
------------------------------------------------------------------------------------
                                                                           (N/A)
------------------------------------------------------------------------------------
  Francis A. Sunderland(3)               $298.69                         $16,800
------------------------------------------------------------------------------------
                                                                           (N/A)
------------------------------------------------------------------------------------
  Al Burton(4)                           $103.45                         $60,500
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Paul S. Doherty                        $ 92.34                         $54,000
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Robert B. Goode, Jr.(5)                $102.60                         $60,000
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Alan L. Gosule                         $102.60                         $60,000
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Walter H. May                          $100.89                         $59,000
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Jock Patton                            $104.31                         $61,000
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  David W.C. Putnam                      $102.17                         $59,750
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  John R. Smith(5)                       $103.45                         $60,500
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Mary A. Baldwin, Ph.D.(1)               $93.19                         $54,500
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  Robert W. Stallings(2)(5)              $     0                         $     0
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  John G. Turner(2)                      $     0                         $     0
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------
  David W. Wallace(5)                    $103.45                         $60,500
------------------------------------------------------------------------------------
                                                                     (27 boards)
------------------------------------------------------------------------------------

--------

(1) Is not a Director of the Fund, but rather serves as a member of its Advisory Board.

(2) "Interested person," as defined in the Investment Company Act of 1940, of the Fund. Officers and Directors who are "interested persons" do not receive any compensation from the Fund.

(3) Retired prior to July 26, 2000.

(4) Resigned as Director of the Fund prior to July 26, 2000.

(5) Resigned as Director effective February 26, 2001.

Officers

  Unless otherwise noted, the mailing address of the Officers is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as Officers for the Funds:

  James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer. (Age 52) President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, ING Pilgrim Investments, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC ("ING Pilgrim Capital Corporation"), ING Pilgrim Advisors, Inc., Lexington Funds Distributor, Inc., ING Pilgrim Quantitative Management, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, ING Pilgrim Group, ING Pilgrim Capital Corporation, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000-December 2000) and Secretary (April 1995-December 2000), ING Pilgrim Capital Corporation, ING Pilgrim Group, ING Pilgrim Investments, ING Pilgrim Advisors, Inc., Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000-February 2001) and Secretary (April 1995-February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998-June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995-April 1998).

  Stanley D. Vyner, Executive Vice President and Chief Investment Officer-- Fixed Income and International Equities. (Age 50) Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

  Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January 1995-April 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997-June 1998).

  Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997-October 1999), ING Pilgrim Group (February 1997-August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

  Richard T. Saler, Senior Vice President and Director of International Investments. (Age 39) Senior Vice President and Director of International Investments, ING Pilgrim Investments (since July 2000). Formerly Senior Vice President and Director of International Investments, Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000) (1994-July 2000).

  Philip A. Schwartz, Senior Vice President and Director of International Investments. (Age 39) Senior Vice President and Director of International Investments, ING Pilgrim Investments (since August 2000). Formerly Vice President, Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000) (1995-July 2000).

  Robyn L. Ichilov, Vice President and Treasurer. (Age 33) Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November
1995). Vice President and Treasurer of most of the other Pilgrim Funds.

  Kimberly A. Anderson, Vice President and Secretary. (Age 36) Vice President of ING Pilgrim Group (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999-February 2001) and Assistant Vice President of ING Pilgrim Group (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group for more than the last five years.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  Subject to policies established by the Fund's Board of Directors, the Investment Adviser is responsible for the execution of the Fund's portfolio transactions and the selection of brokers/dealers that execute such transactions on behalf of the Fund. The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, ING Pilgrim Investments may consider sales of shares of the Fund and of the other funds managed by ING Pilgrim Investments (the "Pilgrim Funds") as a factor in the selection of broker/dealers to execute the Fund's portfolio transactions.

  Consistent with the interests of the Fund, the Investment Adviser may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Investment Adviser for its use in managing the Fund and its other advisory accounts so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was "reasonable in relation to the value of the brokerage and research services provided are viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Investment Adviser under the Investment Management Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Investment Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

  Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to ING Pilgrim Investments and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by ING Pilgrim Investments or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to ING Pilgrim Investments in carrying out its obligations to the Fund.

  Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Investment Adviser believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker/dealers than in the United States.

  The Fund engages in portfolio trading when the Investment Adviser concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

  The brokerage commissions paid by the Fund and the Fund's portfolio turnover rate for the last three fiscal years are as follows: For 1998, the Fund's portfolio turnover rate was 121% and the Fund paid $184,623 in brokerage commissions and of that amount, $6,715 was paid for with soft dollars. For 1999, the Fund's portfolio turnover rate was 183% and the Fund paid $330,388 in brokerage commissions and of that amount, $84,877 was paid for with soft dollars. For 2000, the Fund's portfolio turnover rate was 255% and the Fund paid $502,229 in brokerage commissions and of that amount, $13,644 was paid for with soft dollars.

                            CAPITAL STOCK STRUCTURE

  Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

Dividends, Distributions, Voting, Preemptive and Redemption Rights

  Shareholders of the Fund are given voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating Insurance Companies provide variable annuity contract holders and policy holders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

  The Fund's shareholders are entitled to such dividends or distributions as may be declared from time to time by the Board of Directors. In the event of liquidation or dissolution of the Fund, the shareholders are entitled to receive the assets of the Fund less the liabilities allocated to the Fund.

  Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

  The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the 1940 Act. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the Fund's outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 25% of the Fund's outstanding shares. The Fund will assist such shareholders in any such communication between shareholders and Directors.


                                  TAX MATTERS

  The following is only a summary of certain additional federal income tax considerations that are not described in the prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.

  The Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the segregated asset accounts ("Accounts") of certain life insurance companies ("Participating Insurance Companies") that hold its shares. In addition, if the Fund distributes annually to the Accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a variable annuity contract (a "Contract") or variable life insurance policy (a "Policy") when left to accumulate within such Contract or Policy.

  Section 817(h) of the Code requires that investments of an Account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the Contracts or Policies based on such account to receive the tax-deferred or tax- free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which an Account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the Account for these purposes, but rather the Account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each Account of a Participating Company investing in the Fund will take into account its proportionate share of each of the assets of the Fund in determining whether it is adequately diversified under the Code and Regulations.

  For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                            PERFORMANCE CALCULATION

  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the SEC, a fund's advertising performance must include total return quotations calculated according to the following formula:

             P(1 + T)(To the power of n) = ERV
      Where:       P = a hypothetical initial payment of
                   T = average annual total return,
                   n = number of years (1, 5 or 10)
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

  The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

  The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

  Pursuant to the SEC calculation, the Fund's average total rate of return for the one and five year and since inception (3/30/94) period ended December 31, 2000 was -40.44%, -1.53% and -1.61%, respectively.

                               OTHER INFORMATION

  As of April 1, 2001, the following persons are known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding
shares of the Fund:                  .

                                        Class and
                                         Type of  Percentage Percentage
               Address                  Ownership  of Class   of Fund
               -------                  --------- ---------- ----------
   Kemper Investors Life Insurance Co.     N/A      35.97%     35.97%
   Variable Annuity Separate Account
   Attn: Karen Porten
   1 Kemper Drive
   Long Grove, IL 60049

   Safeco Life Insurance Co.               N/A      18.90%     18.90%
   Retirement Services
   P.O. Box 34690
   Seattle, WA 98124

   Aetna Life Insurance & Annuity          N/A      35.47%     35.47%
   Aces Separate Account B
   Valuations Processing Dept
   151 Farmington Ave.
   Hartford, CT 06156

                                TRANSFER AGENT

  DST Systems, Inc., P.O. Box 419368, Kansas City, Missouri 64141-6368, has been retained to act as the Fund's transfer agent and dividend disbursing agent.

                                   CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, has been retained to act as custodian for the Fund's portfolio securities including those to he held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets.

                       COUNSEL AND INDEPENDENT AUDITORS

  Dechert, 1775 Eye Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 355 South Grand Avenue, Los Angeles, California 90071, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2001.

                           FINANCIAL STATEMENTS

  Financial statements from the Fund's December 31, 2000 Annual Report are incorporated herein by reference. Copies of the Fund's Annual and Semi-Annual Report may be obtained without charge by contacting the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or 1-800-992-0180.

                                    PART C
                               OTHER INFORMATION

ITEM 23.  Exhibits

(a)(1) Articles of Incorporation - Filed electronically on April 29, 1996 - Incorporated by reference
   (2) Articles of Amendment

(b)    By-Laws - Filed electronically on 4/11/97 - Incorporated by reference

(c) Rights of Holders - Filed electronically on 4/24/98 -Incorporated by reference

(d) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc.

(e)(1) Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically on 4/11/97 - Incorporated by reference

   (2) Form of Distribution Agreement between Registrant and Pilgrim Securities, Inc.

(f)    Retirement Plan for Eligible Directors - Filed electronically On 4/24/98
       - Incorporated by reference

(g)(1) Custodian Agreement between Registrant and Chase Manhattan Bank, N.A. - Filed electronically on April 29, 1996 - Incorporated by reference

   (2) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co.

(h)(1) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company - Filed electronically on April 29, 1996 - Incorporated by reference

   (2) Form of Administrative Services Agreement between Registrant and Lexington Management Corporation - Filed electronically on April 29, 1996
       - Incorporated by reference

   (3) Form of Administration Agreement between Registrant and Pilgrim Group,
       Inc.

(i) Opinion of Counsel as to Legality of Securities being registered - Filed electronically on 4/24/98 - Incorporated by reference

(j)    Consents
       (1)  Consent of Dechert
       (2)  Consent of KPMG LLP

(k)    Not Applicable

(l)    Not Applicable

(m)    Not Applicable

(n)    Not Applicable

(o)    Not Applicable

Item 24.  Persons Controlled by or under Common Control with Registrant

See "Management of the Fund" in the Prospectus and Statement of Additional Information.

Item 25.  Indemnification

Under the terms of the Maryland General Corporation Law, and the Company's By-Laws, the Company shall indemnify its officers to the same extent as its directors and to such further extent as the Company's Articles of Incorporation is consistent with law. The Company shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by the By-Laws shall continue as to a person who has ceased to be a director or officer and shall insure to the benefit of the heirs, executors and administrators of such a person. The By-Laws shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 26.  Business and Other Connections of Investment Adviser

Information as to the directors and officers of ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Pilgrim Investments in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 27.  Principal Underwriters


(a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Mayflower Trust, Pilgrim GNMA Income Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim International Fund, Inc., Pilgrim Precious Metals Fund, Inc., Pilgrim Russia Fund, Inc., Pilgrim Funds Trust,

Lexington Money Market Trust, Pilgrim Natural Resources Trust, USLICO Series Fund, Pilgrim Variable Products Trust, and Pilgrim Variable Insurance Trust, and Pilgrim Senior Income Fund.

(b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)    Not applicable.


Item 28.  Location of Accounts and Records

With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

The Registrant, Pilgrim Emerging Markets Fund, Inc., 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Brown, Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 or Transfer Agent, DST Systems, Inc., P.O. Box 419368, Kansas City, Missouri, 64141-6368.

Item 29.  Management Services

          None.

Item 30.  Undertakings

          Not Applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 25th day of April, 2001.

                               LEXINGTON EMERGING MARKETS FUND

                               By: /s/ Kimberly A. Anderson
                                 -----------------------------
                                    Kimberly A. Anderson
                                    Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              Signature                                    Title                     Date
-------------------------------------           ---------------------------  ---------------------

_____________________________________           Director and Chairman            April 25, 2001
            John G. Turner*
                                                President and Chief              April 25, 2001
_____________________________________           Executive Officer
           James M. Hennessy*

_____________________________________           Director                         April 25, 2001
            Paul S. Doherty*

_____________________________________           Director                         April 25, 2001
            Alan L. Gosule*

_____________________________________           Director                         April 25, 2001
         Walter H. May, Jr.*

_____________________________________           Director                         April 25, 2001
        Thomas J. McInerney*


_____________________________________           Director                       April 25, 2001
           Jock Patton*

_____________________________________           Director                       April 25, 2001
         David W.C. Putnam*

_____________________________________           Director                       April 25, 2001
          Blaine E. Rieke*

_____________________________________           Director                       April 25, 2001
       Richard A. Wedemeyer*
                                                Senior Vice President and
_____________________________________           Principal Financial Officer    April 25, 2001
        Michael J. Roland*

*By:  /s/ Kimberly A. Anderson
     -------------------------
     Kimberly A. Anderson,
     Vice President and Secretary
     Attorney-in-Fact**

**Powers of Attorney for the Directors, James M. Hennessy and Michael J. Roland were filed as part of Post-Effective Amendment No. 8 to the Registrant's Registration Statement as filed on March 1, 2001 and are incorporated by reference.

                                 EXHIBIT INDEX

Exhibit Number     Description
(a)(2)             Articles of Amendment

(d)                Form of Investment Management Agreement

(e)(2)             Form of Distribution Agreement

(g)(2)             Form of Custodian Agreement

(h)(3)             Form of Administration Agreement

(j)(1)             Consent of Dechert

(j)(2)             Consent of KPMG LLP